SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549



                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



                         Date of Report:    May 8, 2001

                 Date of Earliest Event Reported:  May 3, 2001


                               TANDYCRAFTS, INC.

                             A DELAWARE CORPORATION


               1-7258                            75-1475224
               ------                            ----------
      (Commission File Number)       (IRS Employer Identification No.)


                              1400 Everman Parkway
                            Fort Worth, Texas  76140
                                 (817) 551-9600


ITEM 5.   OTHER EVENTS

          (a) On May 3, 2001, Registrant issued a press release announcing that after a careful review of its strategic alternatives, it plans to exit its unprofitable framed art business. The Company also announced that it had entered into a forbearance agreement with its lenders through May 8, 2001 and that it did not pay its interest payment to its lenders due on May 1, 2001.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

          (c)  Exhibits.

               Exhibit
               Number                     Description
               -------                    -----------

                99 On May 3, 2001, Registrant issued a press release announcing that after a careful review of its strategic alternatives, it plans to exit its unprofitable framed art business. The Company also announced that it had entered into a forbearance agreement with its lenders through May 8, 2001 and that it did not pay its interest payment to its lenders due on May 1, 2001.


                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf of the undersigned thereunto duly authorized.

                                          TANDYCRAFTS, INC.


Date:  March 8, 2001                      By:/s/ Michael J. Walsh
                                             ------------------------
                                             Michael J. Walsh, Chairman
                                             and Chief Executive Officer


Date:  March 8, 2001                      By:/s/ Leo Taylor
                                             ------------------------
                                             Leo Taylor, Senior Vice
                                             President of Finance
                                             (Principal Finance Officer)